INCOME AND EXPENSES ITEMS - Summary of Other Operating Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Analysis of income and expense [abstract]
Allowance for trade receivables	$ 509	$ 205	$ 124
Allowance for trade receivables for related parties	0	15	0
Impairment of property, plant, and equipment	0	7	4
Other operating expenses – others	3	0	1
Total other operating expenses	$ 512	$ 227	$ 129